UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2010

PACTIV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15157 (Commission File Number)	36-2552989 (IRS Employer Identification No.)

1900 West Field Court Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-2000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 12, 2010, Pactiv Corporation (the “Company”) agreed to provide Richard L. Wambold, Chairman and Chief Executive Officer, and his spouse access to medical coverage under the medical benefit options in the Pactiv Corp. Master Health and Welfare Plan or any successor thereto, on the same terms the Company provides to its actively employed, salaried employees, on and after the date Mr. Wambold may terminate employment from the Company and until the date of his death or, if he predeceases his spouse, until the date of her death.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2010	PACTIV	CORPORATION

	By:	/s/ Joseph E. Doyle

	Name:	Joseph E. Doyle
	Title:	Vice President and General Counsel